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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)            September 30, 2002
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                               Adolor Corporation
                               ------------------
             (Exact name of registrant as specified in its charter)

           Delaware                      000-26929               31-1429198
           --------                      ---------               ----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


620 Pennsylvania Drive, Exton, PA                                   19341
---------------------------------                                   -----
(Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (484) 595-1500
                                                     --------------


Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

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Item 5.        Other Events.

     On September 30, 2002, John J. Farrar, Ph.D., a member of the Board of Directors of Adolor Corporation, a Delaware corporation (the "Company"), resigned as a director of the Company effective as of September 30, 2002. Dr. Farrar will continue as an employee of the Company. A letter agreement between the Company and Dr. Farrar concerning the terms of Dr. Farrar's employment by the Company is attached to this Report as Exhibit 10.1.

Item 7(c).     Exhibits.

10.1 Letter Agreement between the Company and John J. Farrar, effective September 30, 2002.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ADOLOR CORPORATION



                                          By:   /s/ Peter J. Schied
                                             -----------------------------------
                                             Name:  Peter J. Schied
                                             Title: Senior Vice President and
                                                    Chief Financial Officer

Dated:  September 30, 2002